Exhibit 9(ii) under Form N-1A

                                        Exhibit 10 under Item 601/Reg. S-K



                               EXHIBIT A

                                  TO

                  EXCLUSIVE PLACEMENT AGENT AGREEMENT

                  As Last Amended: December 11, 1996



         Pursuant to the Exclusive Placement Agreement, ESI shall be Exclusive Placement Agent with respect to the following Trusts, effective as of the date indicated below:



Name of Trust                                            Date

BT Investment Portfolios:

     Liquid Assets Portfolio                             September 30, 1996

     Asset Management Portfolio II                       September 30, 1996

     Asset Management Portfolio III                      September 30, 1996

     Global High Yield Securities Portfolio              September 30, 1996

     Latin American Equity Portfolio                     September 30, 1996

     Small Cap Portfolio                                 September 30, 1996

     Pacific Basin Equity Portfolio                      September 30, 1996

     European Equity Portfolio                           September 30, 1996

     International Bond Portfolio                        September 30, 1996

     100% Treasury Portfolio                             September 30, 1996

     Growth and Income Portfolio                         September 30, 1996

     U.S. Bond Index Portfolio                           September 30, 1996

     Equity 500 Equal Weighted Index Portfolio           September 30, 1996

     Small Cap Index Portfolio                           September 30, 1996

     EAFE(R)Equity Index Portfolio                        September 30, 1996

     BT RetirementPlus Portfolio                         December 11, 1996

Cash Management Portfolio                                September 30, 1996

Treasury Money Portfolio                                 September 30, 1996

Tax Free Money Portfolio                                 September 30, 1996

International Equity Portfolio                           September 30, 1996

Utility Portfolio                                        September 30, 1996

Equity 500 Index Portfolio                               September 30, 1996

Short/Intermediate U.S. Government Securities Portfolio  September 30, 1996

Asset Management Portfolio                               September 30, 1996

Capital Appreciation Portfolio                           September 30, 1996

Intermediate Tax Free Portfolio                          September 30, 1996







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